Exhibit 99.2
Press Release
For further information, please contact:
Daniel R. Kadolph, Executive Vice President and Chief Financial Officer
(708) 450-6759
MIDWEST BANC HOLDINGS, INC. CONTINUES STOCK REPURCHASE PROGRAM
MELROSE PARK, IL — (MARKET WIRE) — May 3, 2007 — Midwest Banc Holdings, Inc. (NASDAQ: MBHI) today reported that its board of directors decided that the Company will continue to purchase its common stock under the common stock repurchase program announced in May of 2006. Under the program, the Company may purchase up to 5% of its common stock, from time to time, in the open market, privately negotiated transactions, or through the adoption of a 10b5-1 plan in accordance with applicable regulations of the Securities and Exchange Commission, as market conditions warrant. There remains approximately 1,035,000 shares available to be repurchased.
At the Company’s annual meeting stockholders held on May 2, 2007, the stockholders approved the retention of the twelve board members for new one-year terms. The stockholders also ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2007.
Information on MBHI is available on the Internet at www.midwestbanc.com.
Midwest Banc Holdings, Inc. provides a wide range of retail and commercial lending services, personal and corporate trust services, residential mortgage origination, and securities and insurance brokerage activities throughout the greater Chicago metropolitan area. Midwest Banc Holdings, Inc.’s principal operating subsidiaries are Midwest Bank and Trust Company; Midwest Financial and Investment Services, Inc.; Midwest Bank Insurance Services, LLC; and Royal American Investment Services, Inc.

Additional Information
In connection with the proposed acquisition of Northwest Suburban Bancorp. Inc. (“Northwest Suburban”) by Midwest Banc Holdings, Inc. (the “Company”), the Company will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of the Company’s common stock to be issued to the stockholders of Northwest Suburban. The registration statement will include a proxy statement/prospectus which will be sent to the stockholders of Northwest Suburban seeking their approval of the proposed transaction.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NORTHWEST SUBURBAN AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at http://www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to the Company, 501 W. North Avenue, Melrose Park, Illinois 60160, Attention: Investor Relations (telephone number (708) 865-1053) or Northwest Suburban, 50 North Main Street, Mount Prospect, Illinois 60056 (telephone number (847) 222-1112).
The Company, Northwest Suburban and their respective directors, executive officers, and certain other members of management may be deemed to be participants in the solicitation of proxies from the stockholders of Northwest Suburban in connection with the merger transaction. For information about the Company’s directors, executive officers and members of management, shareholders are asked to refer to the most recent proxy statement issued by the Company, which is available on its web site and at the address provided in the preceding paragraph. Information regarding Northwest Suburban’s directors, executive officers and members of management and their respective interests in the proposed transaction will be available in the proxy statement/prospectus of the Company and Northwest Suburban described above and other relevant materials to be filed with the SEC.
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This news release contains certain “Forward-Looking Statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and should be reviewed in conjunction with the company’s Annual Report on Form 10-K and other publicly available information regarding the company, copies of which are available from the company upon request. Such publicly available information sets forth certain risks and uncertainties related to the company’s business, which should be considered in evaluating “Forward-Looking Statements.”